UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (date of earliest event reported): May 5, 2014

                              BLUE LINE PROTECTION GROUP, INC.
                              --------------------------------
                   (Exact name of Registrant as specified in its charter)



     Nevada                          000-52942                  20-5543728
---------------------------      ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                              1350 Independence St.
                                Denver, CO 80215
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (800) 844-5576

                          The Engraving Masters, Inc.
                       -----------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

     On May 5, 2014 Ted Daniels resigned as an officer of the Company. Mr. Daniels did not resign as a result of any disagreement with the Company's operations, policies or practices.

     Prior to his resignation, Mr. Daniels owned 2,495,000 shares of the Company's common stock. In connection with his resignation, Mr. Daniels sold 2,357,143 shares to affiliates of the Company. As a result of the sale of these shares, Mr. Daniels now owns 142,857 shares.

     The Company plans to retain Mr. Daniels as a consultant.


















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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 19, 2014

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By: /s/ Sean Campbell
                                     ------------------------------------------
                                     Sean Campbell, Chief Executive Officer